EXHIBIT 10.12

                               RSI HOLDINGS, INC.
                             2002 STOCK OPTION PLAN

Purpose.
         The purpose of the RSI Holdings, Inc. Stock Option Plan (the "Plan") is to promote the growth and profitability of RSI Holding s, Inc. (the "Company") and its subsidiaries from time to time (the "Subsidiaries") by increasing the personal participation of key and middle-level executives in the continued growth and financial success of the Company, by enabling the Company to attract and retain key and middle-level executives of outstanding competence and by providing such key and middle-level executives with an equity opportunity in the Company. This purpose will be achieved through the grant of stock options ("Options") to purchase shares of the common stock of the Company.

Administration.
         The Plan shall be administered by the Company's Board of Directors (the "Board") or, at the discretion of the Board, a committee of the Board that consists entirely of two or more "non-employee directors" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act, as amended). (References hereafter to the "Committee" shall refer to the body administering the Plan, either the Board or a committee of the Board, as the case may be.) The Committee shall have complete authority to (i) interpret all terms and provisions of the Plan consistent with law; (ii) select from the group of key and middle level executives eligible to participate in the Plan the key and middle level executives to whom Options will be granted; (iii) within the limits established herein, determine the number of shares subject to, the term of and all other terms and conditions applicable to each Option granted to each of such key or middle level executives; (iv) prescribe the form of instrument(s) evidencing Options granted under this Plan; (v) determine the time or times at which Options shall be granted; (vi) make special grants of Options when determined to be appropriate; (vii) provide, if appropriate, for the exercise of Options in installments or subject to specified conditions; (viii) determine the method of exercise of Options granted under the Plan; (ix) adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (x) make all other determinations necessary or advisable for the administration of this Plan.
         Any action that the Committee is authorized to take may be taken without a meeting if all the members of the Committee sign a written document authorizing such action to be taken, unless different provision is made by the bylaws of the Company or by resolution of the Committee.
         The Committee may designate selected Board members or employees of the Company to assist the Committee in the administration of the Plan and may grant authority to such persons to execute documents including Options on behalf of the Committee; subject in each such case to the requirements of Section 16b-3.
         To the fullest extent permitted by law, no member of the Board or Committee shall be liable for any action taken or determination made in good faith in connection with the Plan.

Eligibility and Factors to be Considered in Granting Options.
         Participation in this Plan shall be determined by the Committee and shall be limited to those key and middle-level executives, who may or may not be officers or members of the Board, of the Company or the Subsidiaries who have or are likely to have the greatest impact on the Company's long-term performance. In making any determination as to the key and middle-level executives to whom Options shall be granted and as to the number of shares to be subject thereto, the Committee shall take into account, in each case, the level and responsibility of the key or middle-level executive's position, the level of the key or middle-level executive's performance, the key or middle-level executive's level of compensation, the assessed potential of the key or middle-level executive and such other factors as the Committee may deem relevant.
         Directors of the Company or any Subsidiary who are not also key or middle-level executives are not eligible to participate in this Plan. Options may be granted under this Plan only for a reason connected with a key or middle-level executive's employment.


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Stock Subject to Plan.
         The stock to be offered under this Plan, upon exercise of Options, may be authorized but unissued common shares, shares previously issued and thereafter acquired by the Company, or any combination thereof. Subject to adjustment under Section 14., an aggregate of 4,500,000 shares (1,500,000 shares upon shareholder approval of the reverse stock split to be voted upon by the stockholders of the Company at the Company's shareholders meeting on or about June 10, 2002) are reserved for the grant under this Plan of Options, any or all of which, at the Committee's discretion, may be intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (the "Code"). The Committee will maintain records showing the cumulative total of all shares subject to Options outstanding under this Plan.
         If an Option granted hereunder expires or terminates for any reason without having been fully exercised, the unpurchased shares subject thereto shall again be available for the purposes of this Plan.

Allotment of Shares.
         The Committee may, in its sole discretion and subject to the provisions of the Plan, grant to eligible participants Options to purchase shares of the Company's common stock. Options granted under this Plan may, at the discretion of the Committee, be (i) Options that are intended to qualify as incentive stock options under Section 422 of the Code; (ii) Options that are not intended so to qualify under Section 422 of the Code; or (iii) both of the foregoing if granted separately and not in tandem. Each Option granted under this Plan must be clearly identified as to its status as an incentive stock option or not.
         Options may be allocated to participants in such amounts, subject to the limitations specified in this Plan, as the Committee, in its sole discretion, may from time to time determine.
         In the case of Options intended to be incentive stock options, the aggregate fair market value (determined at the time of the Options' respective grants) of the shares with respect to which such Options are exercisable for the first time by a participant hereunder during any calendar year (under all plans taken into account pursuant to Section 422 of the Code) shall not exceed $100,000.
         Options  not  intended  to qualify as  incentive  stock  options  under
Section 422 of the Code may be granted to any Plan participant without regard to the Section 422 limitation.

Option Price.
         The price per share at which each Option granted under the Plan may be exercised shall be such price as shall be determined by the Committee at the time of grant based on such criteria as may be adopted by the Committee in good faith; provided, however, in the case of an Option intended to qualify as an incentive stock option under Section 422 of the Code, the price per share shall not be less than the fair market value of the stock at the time such Option is granted (or 110% of the fair market value of the stock in the case of an Option granted to a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation (a "10% Shareholder")).

Term of Option.
         The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed ten (10) years from the date of grant (or five (5) years in the case of an Option intended to be an incentive stock option under Section 422 of the Code that is granted to a 10% Shareholder).

Time of Granting Options.
         The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the determination shall be given to each key or middle-level executive to whom an Option is so granted within a reasonable time after the date of such grant.

Non-Transferability.
         An Option granted to a participant under this Plan (a) during the optionee's lifetime shall be exercisable only by him or her and (b) shall not be transferable by him or her except by will or the laws of descent and distribution or, with respect to Options not intended to qualify as incentive

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stock options under  Section 422 of the Code,  pursuant to a qualified  domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974.

Exercise of Options.
         Subject to the provisions of this Plan, an Option may be exercisable at such time or times after the date of grant thereof and upon such conditions as may be determined by the Committee at the time of grant.
          Any Option granted hereunder may be exercisable according to such schedule as may be determined by the Committee.
         In case the employment with the Company or Subsidiary of any participant to whom an Option has been granted terminates for any reason other than his or her death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), such Option may be exercised by him or her during a period not exceeding three months after the date of such termination (but no later than the end of the fixed term of the Option) for the number of shares for which the Option could have been exercised at the time he or she ceased to be an employee.
         If a participant to whom an Option shall have been granted shall die while in the employ of the Company or Subsidiary or within a period of three months after the termination of his or her employment with the Company or Subsidiary or if a participant to whom an Option has been granted terminates his or her employment with the Company or Subsidiary by reason of having become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code, such Option may be exercised by him or her or his or her personal representative during a period not exceeding one year after the date of termination of his or her employment (but no later than the end of the fixed term of the Option) for the number of shares for which the Option could have been exercised at the time the person died or became permanently and totally disabled.
         In no event may an Option be exercised after the expiration of its fixed term.

Method of Exercise.
         Each Option granted under this Plan shall be deemed exercised when the holder (a) shall indicate the decision to do so in writing delivered to the Company, (b) shall tender to the Company payment in full in cash (or, if the Committee so determines at the time of grant, in shares of the Company's common stock) of the exercise price for the shares for which the Option is exercised,
(c) shall tender to the Company payment in full in cash of the amount of all federal and state withholding or other employment taxes applicable to the taxable income, if any, recognized by the holder as a result of the exercise and
(d) shall comply with such other reasonable requirements and procedures as the Committee may establish.
         No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an Option until a certificate or certificates for the shares has been delivered.
         An Option granted under this Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan for the remaining shares subject to the Option.

Cancellation and Replacement of Options.
         The Committee may at any time or from time to time permit the voluntary surrender by the holder of any outstanding Option under this Plan where such surrender is conditioned upon the granting to such holder of new Option(s) for such number of shares as the Committee may determine, or may require such a voluntary surrender as a condition precedent to the grant of new Options to such holder.
         The Committee shall determine the terms and conditions of new Options, including the prices at and periods during which they may be exercised, in accordance with the provisions of this Plan, all or any of which may differ from the terms and conditions of the Options surrendered. Any such new Options shall be subject to all the relevant provisions of this Plan.
         The shares subject to any Option so surrendered shall no longer be charged against the limitation provision of Section 4. of this Plan and may again become shares available for issue pursuant to the exercise of Options.
         The granting of new Options in connection with the surrender of outstanding Options under this Plan shall be considered for the purposes of the

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Plan  as  the  grant  of  new  Options  and  not  an  alteration,  amendment  or modification of the Plan or of the Options being surrendered.

Termination of Options.
         An Option granted under this Plan shall be considered terminated in whole or in part to the extent that, in accordance with its terms and the provisions of this Plan, it can no longer be exercised for any shares originally subject to the Option. The shares subject to any Option or portion thereof that terminates shall no longer be charged against the limitation provided in Section
4. of the Plan and may again become shares subject to Options.

Adjustments upon Changes in Capitalization.
         In the event of a stock dividend, recapitalization, merger, reorganization, consolidation, stock split, reverse stock split or any other change in the characteristics of the shares of Common Stock, the shares available for purposes of this Plan or subject to Options outstanding hereunder shall be correspondingly increased, diminished or changed, so that by exercise of any outstanding Option the participant will receive, without change in aggregate purchase price, securities and/or property comparable to the securities and/or property that he or she would have received if he or she had exercised his or her Option prior to such event and had continued to hold the common stock so purchased until affected by such event; provided with respect to incentive stock options under Section 422 of the Code that, in the case of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the excess of the aggregate fair market value of the shares subject to any Option immediately after such event over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the Option immediately before such event over the aggregate option price of such shares.
         Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

Compliance with Securities Law and Other Requirements.
         No certificate for shares shall be executed and delivered upon exercise of an Option until the Company shall have taken such action, if any, as is then required to comply with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable state securities laws and the requirements of any exchange or trading system on which the common stock of the Company may be listed.
         In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the Option and may require such consent and releases of taxing authorities as it may deem advisable.

No Right to Employment.
         Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any participant under this Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any participant under this Plan at any time with or without assigning a reason therefore, to the same extent as the Company or Subsidiary might have done if this Plan had not been adopted.

Amendment and Termination.
         The Committee may at any time suspend, amend or terminate this Plan. The Committee may make such modifications of the terms and conditions of a holder's Option as it shall deem advisable. No Option may be granted during any suspension of the Plan or after such termination. Notwithstanding the foregoing provisions of this Section, no amendment, suspension or termination of the Plan or modification of an Option shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option theretofore granted under the Plan except to the extent that adjustments are made pursuant to Section 14.
         In addition to Committee approval of an amendment to the Plan, if the amendment would (i) materially increase the benefits accruing to participants;
(ii) increase the number of securities  issuable  under this Plan (other than an

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increase due to an adjustment  made  pursuant to Section 14.);  (iii) change the class of employees eligible to receive Options; or (iv) otherwise materially modify the requirements for eligibility, then such amendment shall be approved by the holders of a majority of the Company's outstanding capital stock, voting either in person or by proxy, and entitled to vote at a meeting duly held of the stockholders of the Company.

Use of Proceeds.
         The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes as determined by the Board.

Indemnification.
         In addition to such other rights of indemnification as they may have as members of the Board, the members of the Committee shall, to the fullest extent permitted by law, be indemnified by the Company against the reasonable expenses, including attorneys' fees and costs, actually and necessarily incurred in connection with the investigation and defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding the Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

Effective Date.
         This Plan shall be effective as of April 1, 2002; subject, however, to the condition subsequent of approval by the requisite shareholder vote at the next ensuing annual meeting of shareholders of the Company.

Duration of the Plan.
         Unless previously terminated by the Committee, this Plan shall terminate at the close of business on March 31, 2012, and no Option shall be granted under it thereafter, but such termination shall not affect any Option theretofore granted under the Plan.